SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K

                              CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                      Date of report: August 18, 1998
             Date of earliest event reported: August 13, 1998



                               PFIZER INC.
         (Exact name of registrant as specified in its charter)



     Delaware              1-3619                13-5315170
(State or other       (Commission File        (I.R.S. Employer
 jurisdiction of           Number)           Identification No.)
 incorporation)


          235 East 42nd Street
           New York, New York                           10017
(Address of principal executive offices)             (Zip Code)


           Registrant's telephone number, including area code:
                              (212) 573-2323


Item 5.  Other Events

      On August 13, 1998 Pfizer Inc. agreed to sell Howmedica, a part of the Pfizer Medical Technology Group, to Stryker Corporation for $1.9 billion. Pfizer's press release is included as Exhibit 99 and is incorporated by reference.


Item 7.  Exhibits

      Exhibit 99  -  Press Release of Pfizer Inc.
                     dated August 14, 1998.


                                 SIGNATURE

      Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                 PFIZER INC.



                                 By:  /s/ TERENCE J. GALLAGHER
                                    .............................
                                     Name: Terence J. Gallagher
                                     Title: Vice President-
                                            Corporate Governance
Dated: August 18, 1998



EXHIBIT INDEX

Exhibit No.                          Description

99                  Press Release announcing the sale of
                    Howmedica to Stryker Corporation, dated August 14, 1998.